UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2010
The Meridian Resource Corporation
(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10671 (Commission File Number)	76-0319553 (IRS Employer Identification No.)
1401 Enclave Parkway, Suite 300
Houston, Texas 77077
(Address of Principal Executive Offices) (Zip Code)
281-597-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01	Other Events.
On February 12, 2010, The Meridian Resource Corporation issued the press release attached hereto as Exhibit 99.1 announcing that it has commenced mailing to shareholders and filed with the Securities and Exchange Commission definitive proxy materials in connection with Meridian’s merger agreement with Alta Mesa Holdings, LP.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press release, dated February 12, 2010, of The Meridian Resource Corporation titled “Meridian Resource Files and Mails Notice of Special Meeting and Proxy Statement to Shareholders”.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Meridian Resource Corporation (Registrant)
By:	/s/ Lloyd V. DeLano
Lloyd V. DeLano
Senior Vice President and Chief Accounting Officer

Date: February 12, 2010

Exhibit Index.

99.1	Press release, dated February 12, 2010, of The Meridian Resource Corporation titled “Meridian Resource Files and Mails Notice of Special Meeting and Proxy Statement to Shareholders”.